KASN N' KARRY FOOD STORES, INC.

                      SECOND AMENDMENT TO STOCK OPTION AGREEMENT
                                 DATED DECEMBER 1988
                   UNDER RESTATED 1988 MANAGEMENT STOCK OPTION PLAN


               THIS SECOND AMENDMENT to that certain Stock Option Agreement dated on or about December 1988 between Kash n' Karry Food Stores, Inc. (the "Company"), and the person executing this Second Amendment as optionee (the "Optionee"), as amended by that certain First Amendment dated as of June 19, 1992 (as so amended, the "Option Agreement"), is dated as of December 9, 1993.

               In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. Amendment. Appendix A to the Option Agreement is hereby amended to extend the Expiration Date to December 27, 1994.

               2. Miscellaneous. This Second Amendment is hereby incorporated into and made a part of the Option Agreement as if fully set forth therein. Except as modified herein, the Option Agreement remains in full force and effect. To the extent of any conflict between the provisions of this Second Amendment and the provisions of the Option Agreement, the provisions of this Second Amendment shall govern.

               IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf by its officers, and the Optionee has hereunto set his or her hand as of the day and year first above written.

                                        KASH n' KARRY FOOD STORES, INC.


                                        By:  /s/ Ronald J. Floto
                                            Ronald J. Floto, President
                                            and Chief Executive Officer


                                        OPTIONEE



                                                  Signature


                                                  Print Name

          13/stockopt.ion/K6053-a.93E